                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit 17(ix)

BB&T VARIABLE INSURANCE FUNDS

TABLE OF CONTENTS

SUMMARY OF PORTFOLIO HOLDINGS ............................................     1

EXPENSE EXAMPLES .........................................................     2

SCHEDULE OF PORTFOLIO INVESTMENTS
   Large Cap VIF .........................................................     3
   Mid Cap Growth VIF ....................................................     4
   Large Cap Growth VIF ..................................................     5
   Capital Manager Equity VIF ............................................     6
   Special Opportunities Equity VIF ......................................     7
   Total Return Bond VIF .................................................     8

FINANCIAL STATEMENTS .....................................................    12

NOTES TO FINANCIAL STATEMENTS ............................................    18

OTHER INFORMATION ........................................................    23

BB&T VARIABLE INSURANCE FUNDS

SUMMARY OF PORTFOLIO HOLDINGS
JUNE 30, 2006 (UNAUDITED)

THE BB&T VARIABLE INSURANCE FUNDS PORTFOLIO COMPOSITION WAS AS FOLLOWS AT JUNE 30, 2006:

                                                                     PERCENTAGE
                                                                   OF NET ASSETS
                                                                   -------------
BB&T LARGE CAP VIF
Consumer Discretionary .........................................        10.1%
Consumer Staples ...............................................         5.4
Energy .........................................................        11.4
Financials .....................................................        21.1
Health Care ....................................................        15.7
Industrials ....................................................         4.5
Information Technology .........................................        14.3
Materials ......................................................         4.0
Repurchase Agreement ...........................................         6.3
Telecommunication Services .....................................         4.7
Utilities ......................................................         3.9
                                                                       -----
                                                                       101.4%
                                                                       =====
BB&T MID CAP GROWTH VIF
Consumer Discretionary .........................................        15.1%
Consumer Staples ...............................................         1.0
Exchange Traded Funds ..........................................         6.8
Energy .........................................................        13.7
Financials .....................................................         7.7
Health Care ....................................................        13.5
Industrials ....................................................        18.5
Information Technology .........................................        13.3
Materials ......................................................         2.6
Repurchase Agreement ...........................................         3.2
Telecommunication Services .....................................         3.1
Utilities ......................................................         1.5
                                                                       -----
                                                                       100.0%
                                                                       =====

BB&T LARGE CAP GROWTH VIF
Consumer Discretionary .........................................         9.8%
Consumer Staples ...............................................         6.7
Energy .........................................................         8.0
Financials .....................................................         8.1
Health Care ....................................................        16.8
Industrials ....................................................        22.0
Information Technology .........................................        16.1
Repurchase Agreement ...........................................         7.0
Telecommunication Services .....................................         5.4
                                                                       -----
                                                                        99.9%
                                                                       =====

BB&T CAPITAL MANAGER EQUITY VIF
Equity Index ...................................................        12.5%
International Equity ...........................................        14.0
Large Cap Equity ...............................................        50.0
Mid Cap Equity .................................................        11.3
Money Market ...................................................         7.2
Small Cap ......................................................         4.8
                                                                       -----
                                                                        99.8%
                                                                       =====

BB&T SPECIAL OPPORTUNITIES EQUITY VIF
Basic Materials ................................................         7.5%
Call Options Written ...........................................        (0.6)
Consumer Discretionary .........................................        18.2
Consumer Staples ...............................................         3.5
Energy .........................................................        18.2
Financials .....................................................         5.7
Health Care ....................................................        22.2
Industrials ....................................................        10.2
Information Technology .........................................        13.1
Repurchase Agreement ...........................................         1.9
                                                                       -----
                                                                        99.9%
                                                                       =====

BB&T TOTAL RETURN BOND VIF
Corporate Bonds ................................................        34.0%
Federal Home Loan Bank .........................................         1.8
Federal Home Loan Mortgage Corporation--Mortgage Backed
   Securities ..................................................         9.3
Federal Home Loan Mortgage Corporation--U.S. Government
   Agencies ....................................................         2.3
Federal National Mortgage Association--Mortgage Backed
   Securities ..................................................        17.4
Federal National Mortgage Association--U.S. Government
   Agencies ....................................................         3.2
Government National Mortgage Association .......................         7.8
Municipal Bonds ................................................         6.0
Repurchase Agreement ...........................................         2.8
U.S. Treasury Bonds ............................................        11.1
U.S. Treasury Notes ............................................        14.8
                                                                       -----
                                                                       110.5%
                                                                       =====

BB&T VARIABLE INSURANCE FUNDS

EXPENSE EXAMPLES
JUNE 30, 2006

As a shareholder of the BB&T Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXAMPLE

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                              BEGINNING         ENDING        EXPENSES PAID      EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                                                1/1/06         6/30/06      1/1/06 - 6/30/06   1/1/06 - 6/30/06
                                            -------------   -------------   ----------------   ----------------
BB&T Large Cap VIF ......................     $1,000.00       $1,060.20           $3.83              0.75%
BB&T Mid Cap Growth VIF .................      1,000.00        1,019.30            3.86              0.77%
BB&T Large Cap Growth VIF ...............      1,000.00          983.60            3.84              0.78%
BB&T Capital Manager Equity VIF .........      1,000.00        1,040.30            0.81              0.16%
BB&T Special Opportunities Equity VIF ...      1,000.00        1,080.10            5.47              1.06%
BB&T Total Return Bond VIF ..............      1,000.00          990.30            3.80              0.77%

----------
* Expenses are equal to the average account value times the Fund's annualized ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Variable Insurance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING         ENDING        EXPENSES PAID      EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                                                1/1/06         6/30/06      1/1/06 - 6/30/06   1/1/06 - 6/30/06
                                            -------------   -------------   ----------------   ----------------
BB&T Large Cap VIF ......................     $1,000.00       $1,021.08           $3.76              0.75%
BB&T Mid Cap Growth VIF .................      1,000.00        1,020.98            3.86              0.77%
BB&T Large Cap Growth VIF ...............      1,000.00        1,020.93            3.91              0.78%
BB&T Capital Manager Equity VIF .........      1,000.00        1,024.00            0.80              0.16%
BB&T Special Opportunities Equity VIF ...      1,000.00        1,019.54            5.31              1.06%
BB&T Total Return Bond VIF ..............      1,000.00        1,020.98            3.86              0.77%

----------
* Expenses are equal to the average account value times the Fund's annualized ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

BB&T LARGE CAP VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

    SHARES                                                           FAIR VALUE
-------------                                                       ------------
COMMON STOCKS (95.1%)
                CONSUMER DISCRETIONARY (10.1%)
       46,906   Gannett Co., Inc. ...............................    $ 2,623,453
       72,315   Mattel, Inc. ....................................      1,193,921
      103,883   Tiffany & Co. ...................................      3,430,216
       17,174   V.F. Corp. ......................................      1,166,458
      108,110   Walt Disney Co. (The) ...........................      3,243,300
                                                                    ------------
                                                                      11,657,348
                                                                    ------------
                CONSUMER STAPLES (5.4%)
       23,052   Altria Group, Inc. ..............................      1,692,708
       45,980   Kimberly-Clark Corp. ............................      2,836,966
       94,452   Sara Lee Corp. ..................................      1,513,121
        6,590   SUPERVALU, Inc. .................................        202,313
                                                                    ------------
                                                                       6,245,108
                                                                    ------------
                ENERGY (11.4%)
       36,428   Anadarko Petroleum Corp. ........................      1,737,251
       54,300   ChevronTexaco Corp. .............................      3,369,858
       44,028   ConocoPhillips ..................................      2,885,155
       40,253   Duke Energy Corp. ...............................      1,182,231
       48,182   Exxon Mobil Corp. ...............................      2,955,966
       15,968   Schlumberger, Ltd. ..............................      1,039,676
                                                                    ------------
                                                                      13,170,137
                                                                    ------------
                FINANCIALS (21.1%)
       15,450   Ambac Financial Group, Inc. .....................      1,252,995
       30,200   American International Group, Inc. ..............      1,783,310
       41,500   Bank of New York Company, Inc. (The) ............      1,336,300
       67,433   Citigroup, Inc. .................................      3,252,967
       34,265   Fannie Mae ......................................      1,648,147
       84,390   J.P. Morgan Chase & Co. .........................      3,544,379
       19,727   Lincoln National Corp. ..........................      1,113,392
       31,500   Merrill Lynch & Co., Inc. .......................      2,191,140
       42,700   Northern Trust Corp. ............................      2,361,310
       49,651   St. Paul Travelers Cos, Inc. (The) ..............      2,213,442
       52,894   Washington Mutual, Inc. .........................      2,410,909
       18,097   Wells Fargo & Co. ...............................      1,213,947
                                                                    ------------
                                                                      24,322,238
                                                                    ------------
                HEALTH CARE (15.7%)
       30,200   Abbott Laboratories .............................      1,317,022
       52,388   Amgen, Inc. (a) .................................      3,417,269
       38,769   Bristol-Myers Squibb Co. ........................      1,002,566
       14,088   Cigna Corp. .....................................      1,387,809
       25,700   HCA, Inc. .......................................      1,108,955
       48,203   Johnson & Johnson ...............................      2,888,324
       84,262   Merck & Co., Inc. ...............................      3,069,665
      122,174   Pfizer, Inc. ....................................      2,867,424
       23,900   Wyeth ...........................................      1,061,399
                                                                    ------------
                                                                      18,120,433
                                                                    ------------

  SHARES OR
  PRINCIPAL
    AMOUNT                                                           FAIR VALUE
-------------                                                       ------------
COMMON STOCKS -- (CONTINUED)
                INDUSTRIALS (4.5%)
        6,881   Emerson Electric Co. ............................   $    576,697
       17,465   General Electric Co. ............................        575,646
       19,200   Parker-Hannifin Corp. ...........................      1,489,920
       29,100   Pitney Bowes, Inc. ..............................      1,201,830
       14,500   Textron, Inc. ...................................      1,336,610
                                                                    ------------
                                                                       5,180,703
                                                                    ------------
                INFORMATION TECHNOLOGY (14.3%)
       23,686   Automatic Data Processing, Inc. .................      1,074,160
      174,978   Cisco Systems, Inc. (a) .........................      3,417,320
      141,151   Dell, Inc. (a) ..................................      3,445,496
       25,283   First Data Corp. ................................      1,138,746
      155,138   Intel Corp. .....................................      2,939,865
       40,300   Microsoft Corp ..................................        938,990
       91,484   Nokia Corp., ADR ................................      1,853,466
       93,812   Time Warner, Inc. ...............................      1,622,948
                                                                    ------------
                                                                      16,430,991
                                                                    ------------
                MATERIALS (4.0%)
       20,800   Air Products & Chemical, Inc. ...................      1,329,536
       41,916   Alcoa, Inc. .....................................      1,356,402
       31,021   Weyerhaeuser Co. ................................      1,931,057
                                                                    ------------
                                                                       4,616,995
                                                                    ------------
                TELECOMMUNICATION SERVICES (4.7%)
       69,799   AT&T, Inc. ......................................      1,946,694
       29,940   BellSouth Corp. .................................      1,083,828
       71,025   Verizon Communications, Inc. ....................      2,378,627
                                                                    ------------
                                                                       5,409,149
                                                                    ------------
                UTILITIES (3.9%)
       16,467   Dominion Resources, Inc. ........................      1,231,567
       89,504   NiSource, Inc. ..................................      1,954,768
       14,549   SCANA Corp. .....................................        561,300
       38,469   Xcel Energy, Inc. ...............................        737,835
                                                                    ------------
                                                                       4,485,470
                                                                    ------------
                Total Common Stocks (Cost $93,731,105) ..........    109,638,572
                                                                    ------------
REPURCHASE AGREEMENT (6.3%)
$   7,262,814   U.S. Bank NA, 4.80%, dated 6/30/06,
                maturing 7/3/06, with a maturity value of
                $7,265,870 (Collateralized fully by U.S.
                Government Agencies) ............................      7,262,814
                                                                    ------------
                Total Repurchase Agreement (Cost $7,262,814) ....      7,262,814
                                                                    ------------
Total Investments (Cost $100,993,919) -- 101.4% .................    116,901,386
Net Other Assets (Liabilities) -- (1.4)% ........................     (1,607,554)
                                                                    ------------
NET ASSETS -- 100.0% ............................................   $115,293,832
                                                                    ============

See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T MID CAP GROWTH VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

    SHARES                                                           FAIR VALUE
-------------                                                       ------------
COMMON STOCKS (90.0%)
                CONSUMER DISCRETIONARY (15.1%)
       19,000   AnnTaylor Stores Corp. (a) ......................     $  824,219
       14,400   Carter's, Inc. (a) ..............................        380,592
       26,500   Circuit City Stores, Inc. .......................        721,330
       16,000   Coach, Inc. (a) .................................        478,400
       11,650   Focus Media Holding, Ltd., ADR (a) ..............        759,113
       13,850   GameStop Corp., Class A (a) .....................        581,700
       19,500   Guess, Inc. (a) .................................        814,125
       24,300   Hilton Hotels Corp. .............................        687,204
        9,050   Nutri/System, Inc. (a). .........................        562,277
       12,300   Too, Inc. (a) ...................................        472,197
                                                                    ------------
                                                                       6,281,157
                                                                    ------------
                CONSUMER STAPLES (1.0%)
        2,270   Hansen Natural Corp. (a) ........................        432,140
                                                                    ------------
                ENERGY (13.7%)
       10,050   Arch Coal, Inc. .................................        425,819
       20,900   Cameco Corp. ....................................        835,372
       13,500   Cameron International Corp. (a) .................        644,895
       27,850   Global Industries Ltd. (a) ......................        465,095
       14,650   Grant Prideco, Inc. (a) .........................        655,588
       15,000   Holly Corp. .....................................        723,000
       10,700   Peabody Energy Corp. ............................        596,525
       18,000   TETRA Technologies, Inc. (a). ...................        545,220
       16,500   Weatherford International, Ltd. (a) .............        818,730
                                                                    ------------
                                                                       5,710,244
                                                                    ------------
                FINANCIALS (7.7%)
        7,000   Affiliated Managers Group, Inc. (a) .............        608,230
        3,250   Bear Stearns Companies, Inc. (The) ..............        455,260
        1,950   Chicago Mercantile Exchange Holdings, Inc. ......        957,743
       20,800   Host Marriott Corp. .............................        454,896
        3,250   Legg Mason, Inc. ................................        323,440
       17,000   optionsXpress Holdings, Inc. ....................        396,270
                                                                    ------------
                                                                       3,195,839
                                                                    ------------
                HEALTH CARE (13.5%)
        6,350   Aetna, Inc. .....................................        253,556
        8,500   Amylin Pharmaceuticals, Inc. (a) ................        419,645
       23,400   Celgene Corp. (a) ...............................      1,109,861
       11,700   Covance, Inc. (a) ...............................        716,274
       14,850   Humana, Inc. (a) ................................        797,444
        3,800   Intuitive Surgical, Inc. (a) ....................        448,286
       19,550   Pharmaceutical Product Development, Inc. ........        686,596
       16,450   ResMed, Inc. (a) ................................        772,328
        8,300   Wellcare Health Plans, Inc. (a) .................        407,115
                                                                    ------------
                                                                       5,611,105
                                                                    ------------
                INDUSTRIALS (18.5%)
       11,750   Corrections Corporation of America (a) ..........        622,045
        6,750   CSX Corp. .......................................        475,470
        7,050   Fluor Corp. .....................................        655,157
       18,500   Gol-Linhas Aereas Inteligentes, ADR .............        656,750
       18,200   JLG Industries, Inc. ............................        409,500
       12,200   Joy Global, Inc. ................................        635,498
       14,000   Manitowoc Company, Inc. .........................        623,000

  SHARES OR
  PRINCIPAL
    AMOUNT                                                           FAIR VALUE
-------------                                                       ------------
COMMON STOCKS -- (CONTINUED)
                INDUSTRIALS -- (CONTINUED)
        9,200   McDermott International, Inc. (a) ...............      $ 418,324
       16,700   Monster Worldwide, Inc. (a) .....................        712,422
       24,300   Mueller Water Products Inc., Class A (a) ........        423,063
       11,100   Precision Castparts Corp. .......................        663,336
        9,600   Rockwell Automation, Inc. .......................        691,296
       18,000   Trinity Industries, Inc. ........................        727,199
                                                                    ------------
                                                                       7,713,060
                                                                    ------------
                INFORMATION TECHNOLOGY (13.3%)
       17,400   Amdocs, Ltd. (a) ................................        636,840
       11,300   Amphenol Corp., Class A .........................        632,348
       10,000   Cognizant Technology Solutions Corp.,
                Class A (a) .....................................        673,700
      119,000   Conexant Systems, Inc. (a) ......................        297,500
        5,750   Garmin, Ltd. ....................................        606,280
       12,550   Harris Corp. ....................................        520,951
       17,150   Intersil Corp., Class A .........................        398,738
       15,300   Jabil Circuit, Inc. .............................        391,680
       17,300   MEMC Electronic Materials, Inc. (a) .............        648,750
       12,000   Network Appliance, Inc. (a) .....................        423,600
       11,550   SunPower Corp., Class A (a) .....................        323,631
                                                                    ------------
                                                                       5,554,018
                                                                    ------------
                MATERIALS (2.6%)
       12,000   Airgas, Inc. ....................................        447,000
       18,100   Titanium Metals Corp. (a) .......................        622,278
                                                                    ------------
                                                                       1,069,278
                                                                    ------------
                TELECOMMUNICATION SERVICES (3.1%)
       14,100   American Tower Corp., Class A (a) ...............        438,792
       14,900   NII Holdings, Inc. (a) ..........................        840,062
                                                                    ------------
                                                                       1,278,854
                                                                    ------------
                UTILITIES (1.5%)
       16,750   Allegheny Energy, Inc. (a) ......................        620,923
                                                                    ------------
                Total Common Stocks (Cost $29,890,359) ..........     37,466,618
                                                                    ------------
                 EXCHANGE TRADED FUNDS (6.8%)
       14,900   iShares Russell Midcap Growth Index Fund ........      1,429,208
       15,400   iShares Russell Midcap Index Fund ...............      1,412,950
                                                                    ------------
                Total Exchange Traded Funds (Cost $2,947,927) ...      2,842,158
                                                                    ------------
REPURCHASE AGREEMENT (3.2%)
   $1,324,866   U.S. Bank NA, 4.80%, dated 6/30/06, maturing
                7/3/06, with a maturity value of $1,325,423
                (Collateralized fully by
                U.S. Government Agencies) .......................      1,324,866
                                                                    ------------
                Total Repurchase Agreement (Cost $1,324,866) ....      1,324,866
                                                                    ------------
                Total Investments (Cost $34,163,152) -- 100.0% ..     41,633,642
                Net Other Assets (Liabilities) -- 0.0% ..........         10,533
                                                                    ------------
                NET ASSETS -- 100.0%                                 $41,644,175
                                                                    ============

See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T LARGE CAP GROWTH VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

SHARES                                                                FAIR VALUE
----------                                                           -----------
COMMON STOCKS (92.9%)
             CONSUMER DISCRETIONARY (9.8%)
    10,500   American Eagle Outfitters, Inc.......................   $   357,420
     4,300   Best Buy Co., Inc ...................................       235,812
     7,225   Coach, Inc. (a)......................................       216,028
     7,000   Comcast Corp., Class A (a)...........................       229,180
     3,625   J.C. Penney Company, Inc.............................       244,724
     3,750   Lowe's Companies, Inc................................       227,513
    11,800   Staples, Inc.........................................       286,976
    12,250   Starbucks Corp. (a)..................................       462,559
                                                                     -----------
                                                                       2,260,212
                                                                     -----------
             CONSUMER STAPLES (6.7%)
     9,550   Archer-Daniels-Midland Co............................       394,224
     7,500   CVS Corp.............................................       230,250
     4,000   Hershey Co. (The)....................................       220,280
     4,200   PepsiCo, Inc.........................................       252,168
     6,000   Procter & Gamble Co..................................       333,600
     2,475   Wal-Mart Stores, Inc.................................       119,221
                                                                     -----------
                                                                       1,549,743
                                                                     -----------
             ENERGY (8.0%)
     4,400   Baker Hughes, Inc....................................       360,139
     6,375   Cameco Corp..........................................       254,809
     4,550   Halliburton Co.......................................       337,656
     3,800   Schlumberger Ltd.....................................       247,418
     5,000   Valero Energy Corp...................................       332,600
     6,450   Weatherford International, Ltd. (a)..................       320,049
                                                                     -----------
                                                                       1,852,671
                                                                     -----------
             FINANCIALS (8.1%)
     3,550   AllianceBernstein Holding LP.........................       217,047
     3,775   American International Group, Inc....................       222,914
     1,750   Bear Stearns Companies, Inc. (The)...................       245,139
    13,350   Charles Schwab Corp. (The)...........................       213,333
       578   Chicago Mercantile Exchange Holdings, Inc............       283,884
     1,550   Goldman Sachs Group, Inc. (The)......................       233,167
     3,250   Merrill Lynch & Co., Inc.............................       226,070
     3,125   Prudential Financial, Inc............................       242,813
                                                                     -----------
                                                                       1,884,367
                                                                     -----------
             HEALTH CARE (16.8%)
     3,375   Aetna, Inc...........................................       134,764
     5,050   AmerisourceBergen Corp...............................       211,696
     3,173   Amgen, Inc. (a)......................................       206,975
     7,200   Amylin Pharmaceuticals, Inc. (a).....................       355,464
     5,865   Caremark Rx, Inc.....................................       292,488
     7,750   Celgene Corp. (a)....................................       367,583
     3,200   Fisher Scientific International, Inc. (a)............       233,760
     2,875   Genentech, Inc. (a)..................................       235,175
     4,253   Gilead Sciences, Inc. (a)............................       251,607
     6,500   Humana, Inc. (a).....................................       349,050
     4,449   Medco Health Solutions, Inc. (a).....................       254,839
     4,550   Medtronic, Inc.......................................       213,486
     7,125   Novartis AG, ADR.....................................       384,179
     1,800   Wellpoint, Inc. (a)..................................       130,986
     6,200   Wyeth................................................       275,342
                                                                     -----------
                                                                       3,897,394
                                                                     -----------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                             FAIR VALUE
----------                                                           -----------
COMMON STOCKS -- (CONTINUED)
             INDUSTRIALS (22.0%)
     7,407   Boeing Co............................................   $   606,708
     6,200   Caterpillar, Inc.....................................       461,776
     5,304   Danaher Corp.........................................       341,153
     4,250   Emerson Electric Co..................................       356,193
     2,368   Fedex Corp...........................................       276,724
     3,800   Fluor Corp...........................................       353,134
    10,300   General Electric Co..................................       339,488
     4,700   Illinois Tool Works, Inc.............................       223,250
     4,500   Joy Global, Inc......................................       234,405
    10,200   Monster Worldwide, Inc. (a)..........................       435,132
     5,450   Precision Castparts Corp.............................       325,692
     4,000   Union Pacific Corp...................................       371,840
     3,995   United Parcel Service, Inc., Class B.................       328,908
     7,250   United Technologies Corp.............................       459,795
                                                                     -----------
                                                                       5,114,198
                                                                     -----------
             INFORMATION TECHNOLOGY (16.1%)
     6,625   Agilent Technologies, Inc. (a).......................       209,085
     3,650   Apple Computer, Inc. (a).............................       208,488
     5,875   Broadcom Corp., Class A (a)..........................       176,544
    23,050   Cisco Systems, Inc. (a)..............................       450,166
    13,700   Corning, Inc. (a)....................................       331,403
    18,200   EMC Corp. (a)........................................       199,654
       655   Google, Inc. (a).....................................       274,661
    10,600   Hewlett-Packard Co...................................       335,808
     4,050   Marvel Technology Group, Ltd. (a)....................       179,537
    15,300   Microsoft Corp.......................................       356,490
     5,700   Motorola, Inc........................................       114,855
     5,800   Paychex, Inc.........................................       226,084
    30,800   Oracle Corp. (a).....................................       446,291
     5,750   QUALCOMM, Inc........................................       230,403
                                                                     -----------
                                                                       3,739,469
                                                                     -----------
             TELECOMMUNICATION SERVICES (5.4%)
    10,700   America Movil SA de CV, Series L, ADR................       355,882
     7,675   American Tower Corp., Class A (a)....................       238,846
     9,100   AT&T, Inc............................................       253,799
     6,950   NII Holdings, Inc. (a)...............................       391,841
                                                                     -----------
                                                                       1,240,368
                                                                     -----------
             Total Common Stocks (Cost $20,104,497)...............    21,538,422
                                                                     -----------
REPURCHASE AGREEMENT (7.0%)
$1,626,433   U.S. Bank NA, 4.80%, dated 6/30/06,
             maturing 7/3/06, with a maturity value of
             $1,627,117 (Collateralized fully by
             U.S. Government Agencies)............................     1,626,433
                                                                     -----------
             Total Repurchase Agreement (Cost $1,626,433).........     1,626,433
                                                                     -----------
Total Investments (Cost $21,730,930) -- 99.9%.....................    23,164,855
Net Other Assets (Liabilities) -- 0.1%............................        15,847
                                                                     -----------
NET ASSETS -- 100.0%..............................................   $23,180,702
                                                                     ===========

See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T CAPITAL MANAGER EQUITY VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

  SHARES                                                              FAIR VALUE
----------                                                           -----------
AFFILIATED INVESTMENT COMPANIES (99.8%)
   469,848   BB&T Equity Index Fund, Class A......................   $ 4,007,802
   415,021   BB&T International Equity Fund,
                Institutional Class...............................     4,473,924
   501,792   BB&T Large Cap Fund, Institutional Class.............     9,654,478
   703,682   BB&T Large Cap Growth Fund, Institutional Class......     6,347,211
   105,294   BB&T Mid Cap Growth Fund, Institutional Class........     1,444,639
   168,059   BB&T Mid Cap Value Fund, Institutional Class.........     2,178,038
   152,625   BB&T Small Cap Fund, Institutional Class.............     2,306,171
 1,526,712   BB&T U.S. Treasury Money Market Fund,
                Institutional Class...............................     1,526,712
                                                                     -----------
                                                                      31,938,975
                                                                     -----------
             Total Affiliated Investment Companies
                (Cost $29,397,081)................................    31,938,975
                                                                     -----------
Total Investments (Cost $29,397,081) -- 99.8%.....................    31,938,975
Net Other Assets (Liabilities) -- 0.2%............................        79,761
                                                                     -----------
NET ASSETS -- 100.0%..............................................   $32,018,736
                                                                     ===========

See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T SPECIAL OPPORTUNITIES EQUITY VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

SHARES                                                                FAIR VALUE
----------                                                           -----------
COMMON STOCKS (98.6%)
             BASIC MATERIALS (7.5%)
    25,500   Aracruz Celulose SA, ADR.............................   $ 1,336,710
    36,000   Dow Chemical Co. (The)...............................     1,405,080
                                                                     -----------
                                                                       2,741,790
                                                                     -----------
             CONSUMER DISCRETIONARY (18.2%)
    47,000   Comcast Corp., Class A (a)...........................     1,538,780
    11,500   Costco Wholesale Corp................................       656,995
    23,515   Laureate Education, Inc. (a).........................     1,002,444
    65,340   News Corp., Class A..................................     1,253,221
    52,800   WCI Communities, Inc. (a)............................     1,063,392
    22,800   YUM! Brands, Inc.....................................     1,146,156
                                                                     -----------
                                                                       6,660,988
                                                                     -----------
             CONSUMER STAPLES (3.5%)
    44,600   Smithfield Foods, Inc. (a)...........................     1,285,818
                                                                     -----------
             ENERGY (18.2%)
    21,300   Apache Corp..........................................     1,453,725
    34,000   CONSOL Energy, Inc...................................     1,588,480
    15,000   Noble Corp...........................................     1,116,300
    23,300   Pioneer Natural Resources Co.........................     1,081,353
    29,200   Weatherford International, Ltd. (a)..................     1,448,904
                                                                     -----------
                                                                       6,688,762
                                                                     -----------
             FINANCIALS (5.7%)
     2,600   Markel Corp. (a).....................................       902,200
    17,500   Wells Fargo & Co.....................................     1,173,900
                                                                     -----------
                                                                       2,076,100
                                                                     -----------
             HEALTH CARE (22.2%)
    13,000   Amgen, Inc. (a)......................................       847,990
    15,750   Bard (C.R.), Inc.....................................     1,153,845
   105,248   Emdeon Corp. (a).....................................     1,306,128
    31,355   Kos Pharmaceuticals, Inc. (a)........................     1,179,575
    16,400   Laboratory Corporation of America Holdings (a).......     1,020,572
    23,300   Manor Care, Inc......................................     1,093,236
    72,301   MedCath Corp. (a)....................................     1,362,151
     4,300   UnitedHealth Group, Inc..............................       192,554
                                                                     -----------
                                                                       8,156,051
                                                                     -----------

SHARES OR
PRINCIPAL
  AMOUNT                                                              FAIR VALUE
----------                                                           -----------
COMMON STOCKS -- (CONTINUED)
             INDUSTRIALS (10.2%)
    15,500   L-3 Communications Holdings, Inc.....................   $ 1,169,010
    81,330   Nalco Holdings Co. (a)...............................     1,433,848
    14,000   PACCAR, Inc..........................................     1,153,320
                                                                     -----------
                                                                       3,756,178
                                                                     -----------
             INFORMATION TECHNOLOGY (13.1%)
    48,700   Activision, Inc. (a) ................................       554,206
   205,680   ARM Holdings PLC, ADR ...............................     1,287,557
    44,700   ATI Technologies, Inc. (a) ..........................       652,620
    29,600   Fair Issac Corp .....................................     1,074,776
    78,350   Symantec Corp. (a) ..................................     1,217,559
                                                                     -----------
                                                                       4,786,718
                                                                     -----------
             Total Common Stocks (Cost $31,125,868) ..............    36,152,405
                                                                     -----------
REPURCHASE AGREEMENT (1.9%)
  $705,337   U.S. Bank NA, 4.80%, dated 6/30/06,
             maturing 7/3/06, with a maturity value of
             $705,634 (Collateralized fully
             by U.S. Government Agencies).........................       705,337
                                                                     -----------
             Total Repurchase Agreement (Cost $705,337)...........       705,337
                                                                     -----------
Total Investments (Cost $31,831,205) -- 100.5%....................    36,857,742
Net Other Assets (Liabilities) -- (0.5)%..........................      (189,552)
                                                                     -----------
NET ASSETS -- 100.0%..............................................   $36,668,190
                                                                     ===========


See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T TOTAL RETURN BOND VIF

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                              FAIR VALUE
----------                                                           -----------
CORPORATE BONDS (34.0%)
             AEROSPACE & DEFENSE (0.4%)
$   85,000   Raytheon Co., 6.15%, 11/1/08 ........................   $    85,831
                                                                     -----------
             AIRLINES (0.7%)
   155,000   Sousthwest Airlines Co., 5.25%, 10/1/14 .............       145,903
                                                                     -----------
             AUTO -- CARS/LIGHT TRUCKS (0.6%)
   125,000   DaimlerChrysler NA Holdings, 4.875%, 6/15/10 ........       119,488
                                                                     -----------
             BANKING & FINANCIAL SERVICES (25.9%)
    87,000   Bank of America Commercial Mortgage, Inc.,
                Series 2004-6 ClassA5, 4.81%, 12/10/42 ...........        80,935
    35,000   Bank of America Corp., 4.25%, 10/1/10 ...............        33,192
   155,000   Boeing Capital Corp., 7.375%, 9/27/10 ...............       164,685
   184,000   Centex Home Equity, Series 2005-C, ClassAF6,
                4.64%, 6/25/35 ...................................       173,915
   120,000   Chase Credit Card Master Trust,
                5.31%, Series 2003-3, ClassA 10/15/10 (c) * ......       120,240
   345,000   Chase Funding Mortgate Loan Asset-Backed,
                Series 2003-4, Class 1A5, 5.42%, 5/25/33 .........       334,933
    82,000   CIT Group, Inc., 5.00%, 2/13/14 .....................        76,649
   120,000   CIT Group, Inc., 5.72%, Series 2006-C4,
                ClassA2,3/15/49 ..................................       119,506
   220,000   Countrywide Asset-Backed Certificates,
                6.05%, Series 2006-11, Class 1AF3 12/25/08 .......       219,562
   490,000   Countrywide Asset-Backed Certificates,
                Series 2004-3, Class 3A3, 5.46%, 8/25/34 (c) * ...       491,944
   284,000   Countrywide Asset-Backed Certificates,
                Series 2005-4 Class3AV2, 5.29%, 10/25/35 (c) * ...       284,280
   250,000   CS First Boston Mortgage Securities Corp.,
                Series 2004-C1, ClassA2, 3.52%, 1/15/37 ..........       239,286
   192,000   Gatx Financial Corp., 5.125%, 4/15/10 ...............       185,847
   310,000   GE Capital Commercial Mortgage Corp.,
                Series 2004-C1, ClassA2, 3.915%, 11/10/38 ........       293,191
   190,000   JP Morgan Chase Commercial Mortgage
                Securities Co., 5.875%, Series 2006-LDP7,
                4/15/45, ClassA3A ................................       189,466
   163,000   Lehman Brothers Holdings, Series MTNG,
                4.80%, 3/13/14 ...................................       150,697
   190,000   Merrill Lynch & Co., 6.00%, 2/17/09 .................       191,261
   170,000   Morgan Stanley, 4.25%, 5/15/10 ......................       160,502
   480,000   Residential Asset Mortgage Products, Inc.,
                Series 2005-RZ4, ClassA2, 5.34%, 11/25/35 (c) * ..       480,790
   408,000   Residential Asset Securities Corp.,
                Series 2005-KS6, ClassA2, 5.23%, 7/25/35 (c)* ....       408,175
   170,000   Structured Asset Investment Loan Trust,
                Series 2005-11, ClassA6, 5.30%, 1/25/36 (c)* .....       170,337
   147,000   Synovus Financial, 4.875%, 2/15/13 ..................       138,998
   175,000   Wachovia Bank Commercial Mortgage Trust,
                Series 2006-C23, ClassA4, 5.42%, 1/15/45 .........       168,789
   140,000   Wachovia Corp., 4.375%, 6/1/10 ......................       133,874
   180,000   Wells Fargo Home Equity Trust, Series 2004-2,
                ClassAI3, 3.97%, 9/25/24 .........................       177,811
                                                                     -----------
                                                                       5,188,865
                                                                     -----------

 PRINCIPAL
  AMOUNT                                                              FAIR VALUE
----------                                                           -----------
CORPORATE BONDS-- (CONTINUED)
             COMPUTER SERVICES (1.0%)
$  195,000   Electronic Data Systems, Series B, 6.50%, 8/1/13 * ..   $   192,371
                                                                     -----------
             CORRECTIONAL INSTITUTIONS (0.5%)
   102,000   Corrections Corp of America, 6.25%, 3/15/13 .........        95,880
                                                                     -----------
             HOTELS & MOTELS (0.3%)
    50,000   ITT Corp (New), 7.375%, 11/15/15 ....................        50,375
                                                                     -----------
             OFFICE AUTOMATION& EQUIPMENT (0.2%)
    50,000   Xerox Corp., 6.40%, 3/15/16 .........................        47,188
                                                                     -----------
             PAPER & RELATED PRODUCTS (0.9%)
   172,000   International Paper Co., 6.75%, 9/1/11 ..............       177,718
                                                                     -----------
             RETAIL (0.4%)
    75,000   Lowe's Cos., Inc., 8.25%, 6/1/10 ....................        81,807
                                                                     -----------
             TELECOMMUNICATIONS (1.5%)
    75,000   American Movil SA de CV, 5.75%, 1/15/15 .............        69,879
   170,000   Motorola, Inc., 7.50%, 5/15/25 ......................       185,980
    45,000   Sprint Capital Corp., 6.875%, 11/15/28 ..............        45,333
                                                                     -----------
                                                                         301,192
                                                                     -----------
             UTILITIES (1.6%)
   215,000   American Electric Power, Series C,
                5.375%, 3/15/10 ..................................       211,632
   105,000   General Electric Co., 5.00%, 2/1/13 .................       100,573
                                                                     -----------
                                                                         312,205
                                                                     -----------
             Total Corporate Bonds (Cost $6,963,702) .............     6,798,823
                                                                     -----------
MORTGAGE-BACKED SECURITIES (34.5%)
             FEDERAL HOME LOAN MORTGAGE CORP.(9.3%)
   659,351   6.00%, 10/1/19, Pool # G11679 .......................       660,816
    90,626   5.50%, 11/1/20, Pool # J02711 .......................        88,901
   161,689   4.50%, 6/1/35, Pool # G01842 ........................       146,687
   148,834   5.50%, 7/1/35, Pool # A36540 ........................       143,046
   109,561   6.00%, 7/1/35, Pool # A36304 ........................       107,887
    89,188   5.50%, 12/1/35, Pool # A40359 .......................        85,720
   177,115   6.00%, 1/1/36, Pool # A42269 ........................       174,409
   276,599   5.50%, 2/1/36, Pool # G08111 ........................       265,684
   198,523   5.50%, 4/1/36, Pool # A44445 ........................       190,690
                                                                     -----------
                                                                       1,863,840
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.4%)
   118,863   4.50%, 10/1/18, Pool # 752030 .......................       112,346
    82,623   5.50%, 11/1/20, Pool # 843972 .......................        81,102
    95,664   5.50%, 12/1/20, Pool # 831138 .......................        93,903
   219,118   5.50%, 5/1/21, Pool # 895628 ........................       215,085
 1,084,869   5.50%, 1/1/34, Pool # 757571 ........................     1,042,063
   256,024   6.00%, 9/1/34, Pool # 790912 ........................       252,497
   312,968   6.50%, 9/1/34, Pool # 796569 ........................       314,641
   314,895   6.00%, 2/1/35, Pool # 735269 ........................       309,984
   227,780   7.00%, 6/1/35, Pool # 255820 ........................       233,029
   130,297   5.00%, 9/1/35, Pool # 757857 ........................       121,801
   117,439   5.50%, 2/1/36, Pool #256101 .........................       112,879
    75,143   6.00%, 2/1/36, Pool # 865639 ........................        73,971
   119,876   6.00%, 5/1/36, Pool #891591 .........................       118,006
   405,000   6.00%, 7/15/36, Pool # 40785 (b) ....................       398,546
                                                                     -----------
                                                                       3,479,853
                                                                     -----------

                                    Continued

BB&T TOTAL RETURN BOND VIF

JUNE 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                              FAIR VALUE
----------                                                           -----------
MORTGAGE-BACKED SECURITIES -- (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.8%)
$1,640,000   5.00%, 7/15/36, Pool # 5124 (b) .....................   $ 1,551,850
                                                                     -----------
             Total Mortgage-Backed Securities
                (Cost $7,087,255) ................................     6,895,543
                                                                     -----------
MUNICIPAL BONDS (6.0%)
             CALIFORNIA (1.6%)
   230,000   Fresno County Pension Obligation, Series A,
                4.20%, 8/15/13, FGIC .............................       210,847
   110,000   San Bernardino County Financing Authority,
                Pension Obligation Revenue, 6.87%, 8/1/08, MBIA ..       112,805
                                                                     -----------
                                                                        323,652
                                                                     -----------
             FLORIDA (1.2%)
    35,000   Gainesville, Florida Post Taxable-Retiree
                Health Care Plan, 4.68%, 10/1/13 .................        32,924
   125,000   Gainesville, Florida Post Taxable-Retiree
                Health Care Plan, 4.71%, 10/1/14 .................       116,932
    45,000   Palm Beach County, Florida, 5.735%, 6/1/12 ..........        45,112
    45,000   Palm Beach County, Florida, 5.78%, 6/1/13 ...........        45,135
                                                                     -----------
                                                                         240,103
                                                                     -----------
             ILLINOIS (0.9%)
   105,000   Chicago, Series B, 5.25%, 1/1/12, XLCA ..............       102,891
    85,000   Illinois State, 3.75%, 6/1/12 .......................        76,832
                                                                     -----------
                                                                         179,723
                                                                     -----------
             NEW YORK (1.6%)
   125,000   New York State, Series D, 5.20%, 4/15/11 ............       122,642
   105,000   New York State, Series D, 5.21%, 4/15/12 ............       103,075
   100,000   Sales Tax Asset Receivables Corp., Series B,
                4.06%, 10/15/10, FGIC ............................        94,073
                                                                     -----------
                                                                         319,790
                                                                     -----------
             TEXAS (0.7%)
   155,000   Brownsville Utility System, Series B,
                4.92%, 9/1/14, AMBAC .............................       147,219
                                                                     -----------
             Total Municipal Bonds (Cost $1,237,422) .............     1,210,487
                                                                     -----------

 PRINCIPAL
  AMOUNT                                                              FAIR VALUE
----------                                                           -----------
U.S.GOVERNMENT AGENCIES (7.3%)
             FEDERAL HOME LOAN BANK (1.8%)
$  110,000   4.85%, 8/10/10, Callable 8/10/06 @ 100 ..............   $   107,052
   245,000   5.875%, 2/15/11 .....................................       247,962
                                                                     -----------
                                                                         355,014
                                                                     -----------
             FEDERAL HOME LOAN MORTGAGE CORP.(2.3%)
   125,000   Series MTN, 4.50%, 6/15/10, Callable 6/15/07 @ 100 ..       120,404
   350,000   4.875%, 11/15/13 ....................................       336,774
                                                                     -----------
                                                                         457,178
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
   452,000   6.625%, 11/15/10 ....................................       471,863
   176,000   6.125%, 3/15/12 .....................................       181,328
                                                                     -----------
                                                                         653,191
                                                                     -----------
             Total U.S. Government Agencies (Cost $1,488,612) ....     1,465,383
                                                                     -----------
U.S.TREASURY BONDS (11.1%)
 1,701,000   8.875%, 8/15/17 .....................................     2,219,672
                                                                     -----------
             Total U.S. Treasury Bonds (Cost $2,246,010) .........     2,219,672
                                                                     -----------
U.S.TREASURY NOTES (14.8%)
   367,000   4.50%, 2/28/11 ......................................       357,854
   279,000   2.375%, 4/15/11 .....................................       282,118
   755,000   4.875%, 4/30/11 .....................................       747,303
   228,000   4.875%, 5/31/11 .....................................       225,684
 1,432,000   4.00%, 11/15/12 .....................................     1,345,968
                                                                     -----------
             Total U.S. Treasury Notes (Cost $2,978,538) .........     2,958,927
                                                                     -----------
REPURCHASE AGREEMENT (2.8%)
   562,327   U.S. Bank NA, 4.80%, dated 6/30/06,
                maturing 7/3/06, with a maturity value
                of $562,564 (Collateralized fully by
                U.S. Government Agencies) ........................       562,327
                                                                     -----------
             Total Repurchase Agreement (Cost $562,327) ..........       562,327
                                                                     -----------
Total Investments (Cost $22,563,866) -- 110.5% ...................    22,111,162
Net Other Assets (Liabilities) -- (10.5)% ........................    (2,096,502)
                                                                     -----------
NET ASSETS -- 100.0% .............................................   $20,014,660
                                                                     ===========

See page 10 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

FOOTNOTE LEGEND TO THE SCHEDULES OF PORTFOLIO INVESTMENTS

JUNE 30, 2006 (UNAUDITED)

(a)  Represents non-income producing security.

(b) Represents a security purchased on a when-issued basis. At June 30, 2006, total cost of investments purchased on a when-issued basis for the BB&T Total Return Bond VIF was $1,971,205.

(c) Represents that all or a portion of security was pledged as collateral for securities purchased on a when-issued basis at June 30, 2006.

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of June 30, 2006. The maturity date reflected is the final maturity date.

ADR -- American Depositary Receipt.

AMBAC -- Insured by AMBAC Indemnity Corp.

FGIC -- Insured by Financial Guaranty Insurance Corp.

MBIA -- Insured by the Municipal Bond Insurance Association.

NA -- North America.

REIT -- Real Estate Investment Trust.

XLCA -- Insured by XL Capital Assurance.

See accompaying notes to financial statements.

                 (This page has been left blank intentionally.)

BB&T VARIABLE INSURANCE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                                                                            BB&T           BB&T
                                                                BB&T          BB&T        CAPITAL        SPECIAL       BB&T TOTAL
                                              BB&T LARGE      MID CAP      LARGE CAP      MANAGER     OPPORTUNITIES      RETURN
                                                CAP VIF      GROWTH VIF    GROWTH VIF    EQUITY VIF     EQUITY VIF      BOND VIF
                                             ------------   -----------   -----------   -----------   -------------   -----------
ASSETS:
   Investments:
      Unaffiliated investments, at cost ..   $ 93,731,105   $32,838,286   $20,104,497   $        --    $31,125,868    $22,001,539
      Investment in affiliates, at cost ..             --            --            --    29,397,081             --             --
                                             ------------   -----------   -----------   -----------    -----------    -----------
      Investments, at cost ...............     93,731,105    32,838,286    20,104,497    29,397,081     31,125,868     22,001,539
      Unrealized appreciation
         (depreciation) ..................     15,907,467     7,470,490     1,433,925     2,541,894      5,026,537       (452,704)
                                             ------------   -----------   -----------   -----------    -----------    -----------
      Investments, at value ..............    109,638,572    40,308,776    21,538,422    31,938,975     36,152,405     21,548,835
      Repurchase agreements, at cost .....      7,262,814     1,324,866     1,626,433            --        705,337        562,327
   Interest and dividends receivable .....        156,062        10,133        10,653        78,888         20,855        192,993
   Receivable for investments sold .......      1,864,916            --            --            --         96,938             --
   Receivable for capital shares issued ..         44,637        20,980        18,991         3,466         16,486         13,724
   Prepaid and other expenses ............         15,200           965           607           729            782            463
                                             ------------   -----------   -----------   -----------    -----------    -----------
         Total Assets ....................    118,982,201    41,665,720    23,195,106    32,022,058     36,992,803     22,318,342
                                             ------------   -----------   -----------   -----------    -----------    -----------
LIABILITIES:
   Call options written
      (premiums received $0; $0; $0;
      $0; $110,988; $0) ..................             --            --            --            --        234,800             --
   Payable for investments purchased .....      3,626,802            --            --            --         56,457      2,285,664
   Payable for capital shares redeemed ...            674           118            85         1,325             --            364
   Accrued expenses and other payables:
      Investment advisory fees ...........         47,011        16,470         9,345            --         23,267          8,145
      Administration fees ................         10,586         3,684         2,101            --          3,245          1,828
      Fund accounting fees ...............            940           329           187           257            291            163
      Transfer agency fees ...............          1,065           454           312           397            416            288
      Compliance service fees ............          1,248           475           252           348            453            217
      Trustee fees .......................             43            15             9            12             13              8
      Other ..............................             --            --         2,113           983          5,671          7,005
                                             ------------   -----------   -----------   -----------    -----------    -----------
         Total Liabilities ...............      3,688,369        21,545        14,404         3,322        324,613      2,303,682
                                             ------------   -----------   -----------   -----------    -----------    -----------
NET ASSETS:
   Capital ...............................     90,756,630    28,020,232    21,358,923    28,350,971     29,300,519     20,765,560
   Accumulated net investment
      income (loss) ......................           (313)      (20,671)          (85)       74,210           (846)        80,303
   Accumulated realized
      gains/(losses) from investment
      transactions .......................      8,630,048     6,174,124       387,939     1,051,661      2,465,792       (378,499)
   Net unrealized appreciation/
      depreciation on investments ........     15,907,467     7,470,490     1,433,925     2,541,894      4,902,725       (452,704)
                                             ------------   -----------   -----------   -----------    -----------    -----------
         Net Assets ......................   $115,293,832   $41,644,175   $23,180,702   $32,018,736    $36,668,190    $20,014,660
                                             ============   ===========   ===========   ===========    ===========    ===========
   Outstanding Units of Beneficial
      Interest (Shares) ..................      7,841,644     2,616,969     2,295,098     2,944,040      2,673,953      2,080,189
                                             ============   ===========   ===========   ===========    ===========    ===========
   Net Asset Value -- offering and
      redemption price per share .........   $      14.70   $     15.91   $     10.10   $     10.88    $     13.71    $      9.62
                                             ============   ===========   ===========   ===========    ===========    ===========

See accompanying notes to the financial statements.

BB&T VARIABLE INSURANCE FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                    BB&T        BB&T           BB&T          BB&T
                                                                       BB&T      LARGE CAP     CAPITAL       SPECIAL        TOTAL
                                                      BB&T LARGE     MID CAP       GROWTH      MANAGER    OPPORTUNITIES     RETURN
                                                       CAP VIF      GROWTH VIF      VIF      EQUITY VIF     EQUITY VIF     BOND VIF
                                                     -----------   -----------   ---------   ----------   -------------   ---------
INVESTMENT INCOME:
   Interest income ...............................   $   108,164   $    25,900   $  14,211   $       --     $   62,722    $ 480,787
   Dividend income ...............................     1,429,360       284,866     127,571           --        139,567           --
   Dividend income from affiliates ...............            --            --          --      210,287             --           --
                                                     -----------   -----------   ---------   ----------     ----------    ---------
   Total Investment Income: ......................     1,537,524       310,766     141,782      210,287        202,289      480,787
                                                     -----------   -----------   ---------   ----------     ----------    ---------
EXPENSES:
   Investment advisory fees ......................       431,210       156,147      87,204       38,371        137,616       57,383
   Administration fees ...........................        65,777        23,814      13,302       17,321         19,413       10,795
   Fund accounting fees ..........................        13,147         5,531       3,567        3,453          4,392        4,693
   Transfer agency fees ..........................         5,828         2,110       1,179        1,535          1,720          957
   Compliance service fees .......................         6,111         2,391       1,493        1,918          1,605          996
   Custodian fees ................................         4,547         1,852       1,129        1,464          1,103          590
   Professional fees .............................        43,346        16,963      10,305       13,061         13,253        7,677
   Trustee fees ..................................         7,140         2,757       1,678        2,092          2,298        1,395
   Other .........................................         2,364           596         427          709            753          477
                                                     -----------   -----------   ---------   ----------     ----------    ---------
   Total expenses before waivers .................       579,470       212,161     120,284       79,924        182,153       84,963
   Less expenses waived by the
      Investment Advisor .........................      (142,272)      (50,642)    (28,462)     (38,371)            --      (11,270)
   Less expenses waived by the
      Administrator ..............................            --            --          --      (17,321)            --           --
                                                     -----------   -----------   ---------   ----------     ----------    ---------
      Net Expenses ...............................       437,198       161,519      91,822       24,232        182,153       73,693
                                                     -----------   -----------   ---------   ----------     ----------    ---------
   Net Investment Income (Loss) ..................     1,100,326       149,247      49,960      186,055         20,136      407,094
                                                     -----------   -----------   ---------   ----------     ----------    ---------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on
      option contracts ...........................            --            --          --           --        (22,289)          --
   Net realized gains (losses) from
      investment securities ......................     9,541,014     3,798,257     445,396           --        678,852     (273,502)
   Net realized gains (losses) on
      investments with affiliates ................            --            --          --        5,588             --           --
   Change in unrealized appreciation/
      depreciation of investment
      securities .................................    (3,775,135)   (3,309,929)   (881,175)     936,942      1,945,827     (326,570)
                                                     -----------   -----------   ---------   ----------     ----------    ---------
   Net realized/unrealized gains
      (losses) on investments ....................     5,765,879       488,328    (435,779)     942,530      2,602,390     (600,072)
                                                     -----------   -----------   ---------   ----------     ----------    ---------
   Change in net assets from
      operations .................................   $ 6,866,205   $   637,575   $(385,819)  $1,128,585     $2,622,526    $(192,978)
                                                     ===========   ===========   =========   ==========     ==========    =========

See accompanying notes to the financial statements.

BB&T VARIABLE INSURANCE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           BB&T
                                                                       BB&T                              MID CAP
                                                                  LARGE CAP VIF                         GROWTH VIF
                                                        ---------------------------------   ---------------------------------
                                                         FOR THE SIX         FOR THE         FOR THE SIX         FOR THE
                                                         MONTHS ENDED       YEAR ENDED       MONTHS ENDED       YEAR ENDED
                                                        JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                        -------------   -----------------   -------------   -----------------
                                                         (UNAUDITED)                         (UNAUDITED)
FROM INVESTMENT ACTIVITIES
OPERATIONS:
   Net investment income (loss) .....................   $  1,100,326       $  2,187,602      $   149,247       $   (94,866)
   Net realized gains (losses) on investments .......      9,541,014          5,648,845        3,798,257         2,740,583
   Change in unrealized appreciation/depreciation of
      investment securities .........................     (3,775,135)          (351,242)      (3,309,929)        2,171,358
                                                        ------------       ------------      -----------       -----------
   Change in net assets from operations .............      6,866,205          7,485,205          637,575         4,817,075
                                                        ------------       ------------      -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
   Net investment income ............................     (1,125,016)        (2,163,186)        (169,918)               --
   Net realized gains from investment transactions ..             --                 --               --                --
                                                        ------------       ------------      -----------       -----------
   Change in net assets from shareholder dividends ..     (1,125,016)        (2,163,186)        (169,918)               --
                                                        ------------       ------------      -----------       -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ......................      1,562,375          2,804,935        3,491,314         3,785,288
   Dividends reinvested .............................      1,125,016          2,712,897          169,918                --
   Value of shares redeemed .........................     (6,782,744)        (8,803,839)      (1,575,212)       (1,919,195)
                                                        ------------       ------------      -----------       -----------
   Change in net assets from capital transactions ...     (4,095,353)        (3,286,007)       2,086,020         1,866,093
                                                        ------------       ------------      -----------       -----------
   Change in net assets .............................      1,645,836          2,036,012        2,553,677         6,683,168
                                                        ------------       ------------      -----------       -----------
NET ASSETS:
   Beginning of period ..............................    113,647,996        111,611,984       39,090,498        32,407,330
                                                        ------------       ------------      -----------       -----------
   End of period ....................................   $115,293,832       $113,647,996      $41,644,175       $39,090,498
                                                        ============       ============      ===========       ===========
   Accumulated net investment income (loss) .........   $       (313)      $     24,377      $   (20,671)      $        --
                                                        ============       ============      ===========       ===========
SHARE TRANSACTIONS:
   Issued ...........................................        106,559            208,216          210,948           266,255
   Reinvested .......................................         76,380            199,567            9,914                --
   Redeemed .........................................       (461,781)          (646,756)         (98,078)         (138,285)
                                                        ------------       ------------      -----------       -----------
   Change in Shares .................................       (278,842)          (238,973)         122,784           127,970
                                                        ============       ============      ===========       ===========

See accompanying notes to the financial statements.

                                                                       BB&T                                BB&T
                                                                    LARGE CAP                        CAPITAL MANAGER
                                                                    GROWTH VIF                          EQUITY VIF
                                                        ---------------------------------   ---------------------------------
                                                         FOR THE SIX         FOR THE         FOR THE SIX         FOR THE
                                                         MONTHS ENDED       YEAR ENDED       MONTHS ENDED       YEAR ENDED
                                                        JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                        -------------   -----------------   -------------   -----------------
                                                         (UNAUDITED)                         (UNAUDITED)
FROM INVESTMENT ACTIVITIES
OPERATIONS:
   Net investment income (loss) .....................    $    49,960       $    90,564       $   186,055       $   453,684
   Net realized gains (losses) on investments .......        445,396           761,512             5,588         1,497,425
   Change in unrealized appreciation/depreciation of
      investment securities .........................       (881,175)         (393,355)          936,942          (123,802)
                                                         -----------       -----------       -----------       -----------
   Change in net assets from operations .............       (385,819)          458,721         1,128,585         1,827,307
                                                         -----------       -----------       -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
   Net investment income ............................        (50,045)          (91,612)         (155,462)         (410,067)
   Net realized gains from investment transactions ..             --                --                --                --
                                                         -----------       -----------       -----------       -----------
   Change in net assets from shareholder dividends ..        (50,045)          (91,612)         (155,462)         (410,067)
                                                         -----------       -----------       -----------       -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ......................        891,312         1,803,928         2,750,292         2,201,817
   Dividends reinvested .............................         50,045           183,178           155,462           481,528
   Value of shares redeemed .........................       (847,962)       (1,130,736)         (582,149)         (989,412)
                                                         -----------       -----------       -----------       -----------
   Change in net assets from capital transactions ...         93,395           856,370         2,323,605         1,693,933
                                                         -----------       -----------       -----------       -----------
   Change in net assets .............................       (342,469)        1,223,479         3,296,728         3,111,173
                                                         -----------       -----------       -----------       -----------
NET ASSETS:
   Beginning of period ..............................     23,523,171        22,299,692        28,722,008        25,610,835
                                                         -----------       -----------       -----------       -----------
   End of period ....................................    $23,180,702       $23,523,171       $32,018,736       $28,722,008
                                                         ===========       ===========       ===========       ===========
   Accumulated net investment income (loss) .........    $       (85)      $        --       $    74,210       $    43,617
                                                         ===========       ===========       ===========       ===========
SHARE TRANSACTIONS:
   Issued ...........................................         86,236           180,801           249,958           218,620
   Reinvested .......................................          4,797            18,107            14,160            46,889
   Redeemed .........................................        (81,206)         (111,804)          (52,958)          (96,369)
                                                         -----------       -----------       -----------       -----------
   Change in Shares .................................          9,827            87,104           211,160           169,140
                                                         ===========       ===========       ===========       ===========

                                                                       BB&T                                BB&T
                                                              SPECIAL OPPORTUNITIES                    TOTAL RETURN
                                                                    EQUITY VIF                           BOND VIF
                                                        ---------------------------------   ---------------------------------
                                                         FOR THE SIX         FOR THE         FOR THE SIX         FOR THE
                                                         MONTHS ENDED       YEAR ENDED       MONTHS ENDED       YEAR ENDED
                                                        JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                        -------------   -----------------   -------------   -----------------
                                                         (UNAUDITED)                         (UNAUDITED)
FROM INVESTMENT ACTIVITIES
OPERATIONS:
   Net investment income (loss) .....................    $    20,136       $   (76,916)      $   407,094       $   577,698
   Net realized gains (losses) on investments .......        656,563         1,886,143          (273,502)           (4,837)
   Change in unrealized appreciation/depreciation of
      investment securities .........................      1,945,827           (87,895)         (326,570)         (180,295)
                                                         -----------       -----------       -----------       -----------
   Change in net assets from operations .............      2,622,526         1,721,332          (192,978)          392,566
                                                         -----------       -----------       -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
   Net investment income ............................        (20,982)               --          (404,503)         (617,780)
   Net realized gains from investment transactions ..             --          (425,936)               --           (50,547)
                                                         -----------       -----------       -----------       -----------
   Change in net assets from shareholder dividends ..        (20,982)         (425,936)         (404,503)         (668,327)
                                                         -----------       -----------       -----------       -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ......................      3,106,198         9,603,027         1,625,853         2,753,417
   Dividends reinvested .............................         20,982           425,882           404,503           704,135
   Value of shares redeemed .........................       (828,776)         (599,801)         (194,930)          (57,671)
                                                         -----------       -----------       -----------       -----------
   Change in net assets from capital transactions ...      2,298,404         9,429,108         1,835,426         3,399,881
                                                         -----------       -----------       -----------       -----------
   Change in net assets .............................      4,899,948        10,724,504         1,237,945         3,124,120
                                                         -----------       -----------       -----------       -----------
NET ASSETS:
   Beginning of period ..............................     31,768,242        21,043,738        18,776,715        15,652,595
                                                         -----------       -----------       -----------       -----------
   End of period ....................................    $36,668,190       $31,768,242       $20,014,660       $18,776,715
                                                         ===========       ===========       ===========       ===========
   Accumulated net investment income (loss) .........    $      (846)      $        --       $    80,303       $    77,712
                                                         ===========       ===========       ===========       ===========
SHARE TRANSACTIONS:
   Issued ...........................................        232,337           779,800           166,755           274,427
   Reinvested .......................................          1,530            33,720            41,529            70,239
   Redeemed .........................................        (61,380)          (48,297)          (19,971)           (5,756)
                                                         -----------       -----------       -----------       -----------
   Change in Shares .................................        172,487           765,223           188,313           338,910
                                                         ===========       ===========       ===========       ===========

BB&T VARIABLE INSURANCE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.****

                                                                                INVESTMENT ACTIVITIES
                                                                     -------------------------------------------
                                                          NET ASSET                   NET REALIZED/
                                                            VALUE,        NET       UNREALIZED GAINS  TOTAL FROM
                                                          BEGINNING    INVESTMENT      (LOSSES) ON    INVESTMENT
                                                          OF PERIOD  INCOME (LOSS)     INVESTMENTS    ACTIVITIES
                                                          ---------  -------------  ----------------  ----------
BB&T LARGE CAP VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $14.00        0.14            0.70           0.84
   Year Ended December 31, 2005 ........................    $13.35        0.26            0.65           0.91
   Year Ended December 31, 2004 ........................    $12.00        0.22            1.35           1.57
   Year Ended December 31, 2003 ........................    $ 9.88        0.19            2.12           2.31
   Year Ended December 31, 2002 ........................    $12.50        0.17           (2.62)         (2.45)
   Year Ended December 31, 2001 ........................    $12.66        0.17           (0.16)          0.01

BB&T MID CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $15.67        0.06            0.25           0.31
   Year Ended December 31, 2005 ........................    $13.70       (0.04)           2.01           1.97
   Year Ended December 31, 2004 ........................    $11.69       (0.05)           2.06           2.01
   Year Ended December 31, 2003 ........................    $ 8.56       (0.06)           3.19           3.13
   Year Ended December 31, 2002 ........................    $10.70       (0.09)          (2.05)         (2.14)
   October 15, 2001 to December 31, 2001 (a) ...........    $10.00       (0.01)           0.71           0.70

BB&T LARGE CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $10.29        0.02           (0.19)         (0.17)
   Year Ended December 31, 2005 ........................    $10.14        0.04            0.15           0.19
   Year Ended December 31, 2004 ........................    $ 9.64        0.04            0.50           0.54
   Year Ended December 31, 2003 ........................    $ 7.53       (0.02)           2.13           2.11
   Year Ended December 31, 2002 ........................    $10.83       (0.06)          (3.24)         (3.30)
   October 15, 2001 to December 31, 2001 (a) ...........    $10.00       (0.01)           0.84           0.83

BB&T CAPITAL MANAGER EQUITY VIF***
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $10.51        0.06            0.36           0.42
   Year Ended December 31, 2005 ........................    $ 9.99        0.17            0.50           0.67
   Year Ended December 31, 2004 ........................    $ 8.99        0.07            1.00           1.07
   Year Ended December 31, 2003 ........................    $ 7.19        0.03            1.80           1.83
   Year Ended December 31, 2002 ........................    $ 9.28        0.01           (1.98)         (1.97)
   May 1, 2001 to December 31, 2001 (a) ................    $10.00        0.01           (0.72)         (0.71)

BB&T SPECIAL OPPORTUNITIES EQUITY VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $12.70        0.01            1.01           1.02
   Year Ended December 31, 2005 ........................    $12.12       (0.03)           0.79           0.76
   July 22, 2004 to December 31, 2004 (a) ..............    $10.00       (0.04)           2.16           2.12

BB&T TOTAL RETURN BOND VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 9.92        0.20           (0.30)         (0.10)
   Year Ended December 31, 2005 ........................    $10.08        0.33           (0.10)          0.23
   July 22, 2004 to December 31, 2004 (a) ..............    $10.00        0.10            0.08           0.18

----------
* During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

** Total return ratios are based on a share outstanding throughout the period and assume reinvestment of distributions at a net asset value.

*** The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

**** The per share amounts and ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.

(a)  Period from commencement of operations.

(b)  Amount is less than $0.005.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

                                                                              DIVIDENDS
                                                          -------------------------------------------------
                                                                                     NET                     NET ASSET
                                                              NET                  REALIZED                    VALUE,
                                                          INVESTMENT  RETURN OF    GAINS ON       TOTAL        END OF       TOTAL
                                                            INCOME     CAPITAL   INVESTMENTS  DISTRIBUTIONS    PERIOD   RETURN** (C)
                                                          ----------  ---------  -----------  -------------  ---------  ------------
BB&T LARGE CAP VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.14)       --            --         (0.14)       $14.70       6.02%
   Year Ended December 31, 2005 ........................    (0.26)       --            --         (0.26)       $14.00       6.90%
   Year Ended December 31, 2004 ........................    (0.22)       --            --         (0.22)       $13.35      13.18%
   Year Ended December 31, 2003 ........................    (0.19)    (0.00)(b)        --         (0.19)       $12.00      23.62%
   Year Ended December 31, 2002 ........................    (0.17)       --            --         (0.17)       $ 9.88     (19.64)%
   Year Ended December 31, 2001 ........................    (0.17)       --            --         (0.17)       $12.50       0.16%

BB&T MID CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.07)       --            --         (0.07)       $15.91       1.93%
   Year Ended December 31, 2005 ........................       --        --            --            --        $15.67      14.38%
   Year Ended December 31, 2004 ........................       --        --            --            --        $13.70      17.19%
   Year Ended December 31, 2003 ........................       --        --            --            --        $11.69      36.57%
   Year Ended December 31, 2002 ........................       --        --            --            --        $ 8.56     (20.00)%
   October 15, 2001 to December 31, 2001 (a) ...........       --        --            --            --        $10.70       7.00%

BB&T LARGE CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.02)       --            --         (0.02)       $10.10      (1.64)%
   Year Ended December 31, 2005 ........................    (0.04)       --            --         (0.04)       $10.29       1.88%
   Year Ended December 31, 2004 ........................    (0.04)       --            --         (0.04)       $10.14       5.63%
   Year Ended December 31, 2003 ........................       --        --            --            --        $ 9.64      28.02%
   Year Ended December 31, 2002 ........................       --        --            --            --        $ 7.53     (30.47)%
   October 15, 2001 to December 31, 2001 (a) ...........       --        --            --            --        $10.83       8.30%

BB&T CAPITAL MANAGER EQUITY VIF***
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.05)       --            --         (0.05)       $10.88       4.03%
   Year Ended December 31, 2005 ........................    (0.15)       --            --         (0.15)       $10.51       6.77%
   Year Ended December 31, 2004 ........................    (0.07)       --            --         (0.07)       $ 9.99      11.91%
   Year Ended December 31, 2003 ........................    (0.03)       --            --         (0.03)       $ 8.99      25.47%
   Year Ended December 31, 2002 ........................    (0.01)       --         (0.11)        (0.12)       $ 7.19     (21.25)%
   May 1, 2001 to December 31, 2001 (a) ................    (0.01)       --            --         (0.01)       $ 9.28      (7.08)%

BB&T SPECIAL OPPORTUNITIES EQUITY VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.01)       --            --         (0.01)       $13.71       8.01%
   Year Ended December 31, 2005 ........................       --        --         (0.18)        (0.18)       $12.70       6.29%
   July 22, 2004 to December 31, 2004 (a) ..............       --        --            --            --        $12.12      21.20%

BB&T TOTAL RETURN BOND VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    (0.20)       --            --         (0.20)       $ 9.62      (0.97)%
   Year Ended December 31, 2005 ........................    (0.36)       --         (0.03)        (0.39)       $ 9.92       2.29%
   July 22, 2004 to December 31, 2004 (a) ..............    (0.10)       --            --         (0.10)       $10.08       1.76%

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                          ---------------------------------------------------------------
                                                                                         NET
                                                                                       RATIO OF
                                                                         RATIO OF    INVESTMENT      RATIO OF
                                                                         EXPENSES   INCOME (LOSS)  EXPENSES TO
                                                           NET ASSETS,  TO AVERAGE    TO AVERAGE     AVERAGE    PORTFOLIO
                                                             END OF         NET          NET           NET       TURNOVER
                                                          PERIOD (000)  ASSETS (D)    ASSETS (D)   ASSETS* (D)   RATE (C)
                                                          ------------  ----------  -------------  -----------  ---------
BB&T LARGE CAP VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $115,294       0.75%        1.89%         0.99%       27.87%
   Year Ended December 31, 2005 ........................    $113,648       0.79%        1.95%         1.05%       21.76%
   Year Ended December 31, 2004 ........................    $111,612       0.81%        1.77%         1.10%       12.91%
   Year Ended December 31, 2003 ........................    $ 94,683       0.88%        1.82%         1.17%       13.96%
   Year Ended December 31, 2002 ........................    $ 63,667       0.84%        1.57%         1.13%       15.24%
   Year Ended December 31, 2001 ........................    $ 77,796       0.86%        1.17%         1.15%       14.47%

BB&T MID CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 41,644       0.77%        0.71%         1.01%       65.22%
   Year Ended December 31, 2005 ........................    $ 39,090       0.78%       (0.28)%        1.10%      113.04%
   Year Ended December 31, 2004 ........................    $ 32,407       0.83%       (0.44)%        1.22%      135.55%
   Year Ended December 31, 2003 ........................    $ 23,903       0.98%       (0.78)%        1.37%      113.75%
   Year Ended December 31, 2002 ........................    $ 10,864       1.23%       (1.05)%        1.62%       96.89%
   October 15, 2001 to December 31, 2001 (a) ...........    $ 10,713       1.19%       (0.55)%        1.58%        3.82%

BB&T LARGE CAP GROWTH VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 23,181       0.78%        0.42%         1.02%       73.55%
   Year Ended December 31, 2005 ........................    $ 23,523       0.79%        0.40%         1.14%       91.61%
   Year Ended December 31, 2004 ........................    $ 22,300       0.86%        0.46%         1.26%      119.90%
   Year Ended December 31, 2003 ........................    $ 18,464       1.04%       (0.32)%        1.44%       90.57%
   Year Ended December 31, 2002 ........................    $  9,328       1.31%       (0.73)%        1.71%       93.65%
   October 15, 2001 to December 31, 2001 (a) ...........    $ 10,876       1.19%       (0.32)%        1.59%       16.20%

BB&T CAPITAL MANAGER EQUITY VIF***
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 32,019       0.16%        1.21%         0.52%        0.83%
   Year Ended December 31, 2005 ........................    $ 28,722       0.26%        1.68%         0.55%        3.24%
   Year Ended December 31, 2004 ........................    $ 25,611       0.34%        0.75%         0.54%        1.09%
   Year Ended December 31, 2003 ........................    $ 20,606       0.56%        0.40%         0.66%       10.06%
   Year Ended December 31, 2002 ........................    $ 14,804       0.64%        0.15%         0.74%        3.47%
   May 1, 2001 to December 31, 2001 (a) ................    $ 16,295       0.54%        0.18%         0.63%        9.18%

BB&T SPECIAL OPPORTUNITIES EQUITY VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 36,668       1.06%        0.12%         1.06%       25.51%
   Year Ended December 31, 2005 ........................    $ 31,768       1.23%       (0.28)%        1.23%       42.15%
   July 22, 2004 to December 31, 2004 (a) ..............    $ 21,044       1.45%       (0.76)%        1.45%       13.81%

BB&T TOTAL RETURN BOND VIF
   For the Six Months Ended June 30, 2006 (Unaudited) ..    $ 20,015       0.77%        4.26%         0.89%       97.30%
   Year Ended December 31, 2005 ........................    $ 18,777       1.00%        3.38%         1.12%      196.66%
   July 22, 2004 to December 31, 2004 (a) ..............    $ 15,653       1.29%        2.34%         1.29%       36.74%

BB&T VARIABLE INSURANCE FUNDS

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

1.   ORGANIZATION:

     The BB&T Variable Insurance Funds (the "Trust") was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Large Cap VIF (formerly known as the BB&T Large Cap Value VIF), the BB&T Mid Cap Growth VIF, the BB&T Large Cap Growth VIF, the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a "Fund" and collectively as the "Funds"). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. The BB&T Capital Manager Equity VIF (the "Fund of Funds") invests in other investment companies as opposed to individual securities. Prior to May 1, 2005 the Funds operated as a separate series of the Variable Insurance Funds, an investment company organized as a Massachusetts business trust and registered under the 1940 Act as a diversified, open-end management investment company.

     Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund of Funds seeks its investment objective of capital appreciation by investing solely in a diversified portfolio of mutual funds (the "Underlying Funds"). The Fund of Funds purchases shares of the Underlying Funds at net asset value and without sales charge.

     Securities Valuation--Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid quotations in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price. Securities Transactions and Related Income--During the period, security transactions are accounted for no later than one business day after trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

     When-Issued Securities--The Funds, may purchase securities on a "when-issued" basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued securities and any subsequent fluctuation in their value is taken into account

BB&T VARIABLE INSURANCE FUNDS

JUNE 30, 2006 (UNAUDITED)

     when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

     Repurchase Agreements--The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that BB&T Asset Management, Inc. ("BB&T") or a sub-advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price, including accrued interest. Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

     Option Contracts--The Funds may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e., speculation).

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

     In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

     The BB&T Special Opportunities Equity VIF had the following transactions in call options written during the period ended June 30, 2006:

                                             BB&T
                                           SPECIAL
                                         OPPORTUNITIES
                                          EQUITY VIF
                                   -----------------------
                                      NUMBER      PREMIUMS
CALL OPTIONS WRITTEN               OF CONTRACTS   RECEIVED
--------------------               ------------   --------
Balance at beginning of period..         65       $  4,501
Options written ................      1,031        200,032
Options closed .................       (310)       (78,220)
Options expired ................       (306)       (15,325)
Options exercised ..............         --             --
                                      -----       --------
Balance at end of period .......        480       $110,988
                                      =====       ========

The following is a summary of options outstanding as of June 30, 2006:

SECURITY

                                            NUMBER
BB&T SPECIAL OPPORTUNITIES EQUITY VIF    OF CONTRACTS   FAIR VALUE
-------------------------------------    ------------   ----------
Consol Energy, Inc. $47.50, 1/20/07 ..        200        $120,000
Consol Energy, Inc. $50.00, 1/20/07 ..        140          75,600
PACCAR, Inc., $90.00, 11/18/06 .......        140          39,200
                                                         --------
                                                         $234,800
                                                         ========

Dividends and Distributions--Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually.

BB&T VARIABLE INSURANCE FUNDS

JUNE 30, 2006 (UNAUDITED)

     The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital or return of capital.

     Federal Income Taxes--It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

     Other--Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to more than one Trust are allocated across the BB&T Variable Insurance Funds and BB&T Funds Trusts, based upon relative net assets or on another reasonable basis. BB&T serves as the Investment Advisor for the BB&T Variable Insurance Funds and BB&T Funds Trusts.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term and U.S. Government securities) for the period ended June 30, 2006 are as follows:

                                            PURCHASES       SALES
                                           -----------   -----------
BB&T Large Cap VIF .....................   $31,324,373   $38,098,399
BB&T Mid Cap Growth VIF ................    28,405,087    26,196,033
BB&T Large Cap Growth VIF ..............    16,804,014    17,331,298
BB&T Capital Manager Equity VIF ........     1,895,000       245,000
BB&T Special Opportunities Equity VIF ..    13,138,708     8,223,628
BB&T Total Return Bond VIF .............    22,363,790    19,296,984

     Purchases and sales of long-term U.S. Government Securities for the period ended June 30, 2006 for the BB&T Total Return Bond VIF were $5,839,935 and $3,505,807, respectively.

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as "Investment Advisory Fees". BB&T voluntarily waived investment advisory fees and are included on the Statements of Operations as "Less expenses waived by the Investment Advisor".

     Information regarding these transactions is as follows for the period ended June 30, 2006:

                                                         FEE RATE AFTER
                                           CONTRACTUAL      VOLUNTARY
                                             FEE RATE        WAIVER
                                           -----------   --------------
BB&T Large Cap Value VIF ...............      0.74%           0.50%
BB&T Mid Cap Growth VIF ................      0.74%           0.50%
BB&T Large Cap Growth VIF ..............      0.74%           0.50%
BB&T Capital Manager Equity VIF ........      0.25%           0.00%
BB&T Special Opportunities Equity VIF ..      0.80%           0.80%
BB&T Total Return Bond VIF .............      0.60%           0.50%

BB&T VARIABLE INSURANCE FUNDS

JUNE 30, 2006 (UNAUDITED)

     Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Trusts' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Total Return Bond VIF, subject to the general supervision of the Trusts' Board of Trustees and BB&T. For their services, the Sub-Advisors are entitled to a fee, payable by BB&T.

     BB&T serves the Funds as administrator. BB&T receives compensation for providing administration services at a rate of 0.12% of the BB&T Funds and BB&T Variable Insurance Funds aggregate average daily net assets up to $5 billion and a rate of 0.08% of the aggregate average daily net assets in excess of $5 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as "Administration fees". BB&T voluntarily waived administration fees of the BB&T Capital Manager Equity VIF. Administration fee waivers are included on the Statements of Operations as "Less expenses waived by the Administrator" and these waivers are not subject to recoupment in subsequent fiscal periods. Pursuant to a Sub-Administration Agreement with BB&T, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as sub-administrator to the Funds subject to the general supervision of the Funds' Board of Trustees and BB&T. For these services, BISYS is entitled to a fee, payable by BB&T.

     BISYS Ohio serves the Funds as fund accountant and transfer agent and receives compensation for providing fund accounting and transfer agency services at a rate of 0.02% (0.01% for each service) of the average daily net assets of each Fund, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as "Fund accounting fees" and "Transfer agency fees", respectively.

     Under a Compliance Services Agreement between the Trust and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Trusts' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. Expenses incurred for the Fund are reflected on the Statements of Operations as "Compliance service fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

     For the six months ended June 30, 2006, the Funds' paid $26,052 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds' portfolio investments.

     The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the period ended June 30, 2006, the Funds did not participate in any service plans.

     Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $1,250 per quarter and $500 for each regularly scheduled meeting, plus reimbursement for certain expenses. During the period ended June 30, 2006, actual Trustee compensation was $18,733 in total.

5.   FEDERAL INCOME TAX INFORMATION:

     As of the latest tax year end, the following Funds had net realized loss carryforwards to offset future net realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                 AMOUNT    EXPIRES
                                --------   -------
BB&T Large Cap VIF ..........   $891,424     2011
BB&T Total Return Bond BIF ..     96,285     2013

BB&T VARIABLE INSURANCE FUNDS

JUNE 30, 2006 (UNAUDITED)

     At June 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

                                                                                              NET
                                                               TAX            TAX         UNREALIZED
                                                           UNREALIZED     UNREALIZED     APPRECIATION
                                             TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                           ------------   ------------   ------------   --------------
BB&T Large Cap VIF .....................   $101,013,461    $18,201,771   $(2,313,846)    $15,887,925
BB&T Mid Cap Growth VIF ................     34,188,342      8,372,312      (927,012)      7,445,300
BB&T Large Cap Growth VIF ..............     21,905,222      2,019,672      (760,039)      1,259,633
BB&T Capital Manager Equity VIF ........     29,418,708      2,840,705      (320,438)      2,520,267
BB&T Special Opportunities Equity VIF ..     31,839,573      6,008,883      (990,714)      5,018,169
BB&T Total Return Bond VIF .............     22,599,253      2,781,846    (3,269,937)       (488,091)


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

BB&T VARIABLE INSURANCE FUNDS

OTHER INFORMATION
JUNE 30, 2006 (UNAUDITED)

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
     (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission's ("the Commission") website at http://www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and
     (ii) on the Commission's website at http://www.sec.gov.

     The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available without charge on the Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Reference Room in Washington, D.C. Information on the operation of the Public Reference Room, may be obtained by calling 1-800-SEC-0330.


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